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                                                                  EXHIBIT 10.4.1

                                                                  EXECUTION COPY


                             WAIVER, CONSENT AND
                            AMENDMENT NO. 1 TO THE
                               CREDIT AGREEMENT


                                         Dated as of November 3, 1997

     WAIVER, CONSENT AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Agreement") between PIMCO ADVISORS L.P., a Delaware limited partnership (the
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"Borrower"), the banks, financial institutions and other institutional lenders
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parties to the Credit Agreement referred to below (collectively, the "Lenders")
                                                                      -------
and CITICORP USA, INC., as agent (the "Agent") for the Lenders.
                                       -----

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of April 12, 1996 (the "Credit Agreement"). Capitalized terms
                                           ----------------
not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has proposed to enter into a transaction described on Annex A hereto (the "Transaction") pursuant to which, among other things, the
                     -----------
Borrower will acquire all of the outstanding common stock of Oppenheimer Group, Inc. ("OGI") for consideration consisting of 2,119,608 Class A units of the
       ---
Borrower and rights which entitle the holders of an aggregate principal amount of $230,000,000 notes issued by OGI (the "OGI Notes") to exchange their OGI
                                          ---------
Notes for Class A units of the Borrower. The OGI Notes are secured by 6,000,000 newly issued Class C units of the Borrower upon consummation of the Transaction.

     (3) The Borrower and the Lenders have agreed to waiver certain provisions of the Credit Agreement and consent to the Transaction, and to amend the Credit Agreement, in each case as hereinafter set forth.

     SECTION 1. Waiver and Consent. Subject to the satisfaction of the
                ------------------
conditions precedent set forth in Section 3, the Required Lenders hereby consent to the consummation of the Transaction and, in furtherance thereof, agree to waive Sections 5.02(a), (b) and (d) of the Credit Agreement and to exclude the OGI Notes from the definition of "Indebtedness" for purposes of Sections 5.03(a) and (b) of the Credit Agreement.



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                                       2

          SECTION 2.  Amendments to Credit Agreement.  The Credit Agreement is,
                      ------------------------------
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

          (a)   The definition of "Clean-Up Period" in Section 1.01 is hereby
                                   ---------------
     deleted.

          (b)   Section 2.01 is amended (i) by deleting the designation "(a)",
     (ii) by deleting the phrase "the amount set forth opposite such Lender's name on the signature pages hereof" and substituting therefor the phrase "the amount set forth opposite such Lender's name on Schedule I hereto" and
     (iii) by deleting clause (b) in its entirety.

          (c) Section 2.09(b) is amended in full to read "(b) Intentionally Omitted".

          (d) Schedule I to the Credit Agreement is amended in full to read as set forth as Schedule I to this Amendment.

          SECTION 3.  Conditions of Effectiveness.  This Amendment is subject to
                      ---------------------------
the provisions of Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date first above written when, and only when the Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

          (a) Notes to the order of each of the Lenders in a principal amount equal to each such Lender's Commitment after giving effect to this Amendment.

          (b) Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving the incurrence of the Indebtedness contemplated by this Amendment and the Notes and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Notes and the matters contemplated hereby and thereby.

          (c) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment, the Notes and the other documents to be delivered hereunder and thereunder.

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                                       3

          (d) A copy of a certificate of the Secretary of State of the State of Delaware, dated reasonably near the date hereof, listing the certificate of limited partnership of the Borrower and each amendment thereto on file in his or her office and certifying that (A) such amendments are the only amendments to the Borrower's certificate of limited partnership on file in his or her office, (B) the Borrower has paid all franchise taxes to the date of such certificate and (C) the Borrower is duly organized and in good standing under the laws of the State of Delaware.

          (e) A certified copy of the Partnership Agreement, duly executed.

          (f) A favorable opinion of Richard M. Weil, Esq., Senior Vice President--Legal for the Borrower, substantially in the form of Exhibit D to the Credit Agreement and as to such other matters as any Lender through the Agent may reasonably request.

          (g) A certificate signed by a duly authorized officer of the Borrower stating that:

               (i) The representations and warranties contained in Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

               (ii) No event has occurred and is continuing that constitutes a Default.

          SECTION 4. Representations and Warranties of the Borrower. The
                     ----------------------------------------------

Borrower represents and warrants as follows:

          (a) The Borrower has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment, the Notes and the Credit Agreement, as amended hereby, are within the Borrower's partnership powers, have been duly authorized by all necessary partnership action and do not contravene (i) the Partnership Agreement or (ii) law or any contractual restriction binding on or affecting the Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment, the Notes or the Credit Agreement, as amended hereby.
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                                       4

     (d) This Amendment and the Notes have been duly executed and delivered by the Borrower. This Amendment, the Notes and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     (e) There is no pending or threatened action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Notes or the Credit Agreement, as amended hereby.

     SECTION 5. Reference to and Effect on the Credit Agreement and the Notes.
                -------------------------------------------------------------

     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all
                ------------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 7. Execution in Counterparts. This Amendment may be executed in any
                -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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                                       5

     SECTION 8.  Governing Law.  This Amendment shall be governed by, and
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construed in accordance with, the laws of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           PIMCO ADVISORS L.P.


                                                 /s/ ROBERT M. FITZGERALD
                                           By_________________________________
                                             Title: Senior Vice President
                                                    and Chief Financial Officer



                                           CITICORP USA, INC.,
                                           as Agent and as Lender


                                                 /s/ ALEXANDER DUKA
                                            By________________________________
                                              Title: Attorney-in-Fact


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                                                                      SCHEDULE I

                                COMMITMENTS AND
                          APPLICABLE LENDING OFFICES

=======================================================================================
  Name of Lender     Commitment     Eurodollar Lending Office   Domestic Lending Office
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
Citicorp USA, Inc.   $75,000,000    399 Park Avenue             399 Park Avenue
                                    New York, NY  10043         New York, NY  10043
=======================================================================================